Fees Summary	Jul. 22, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 345,080,500.00
Previously Paid Amount	0.00
Total Fee Amount	52,831.82
Total Offset Amount	0.00
Net Fee	$ 52,831.82
Final Prospectus	false